Exhibit 10.1 (b)

FIRST AMENDMENT
TO
CREDIT AGREEMENT
______________________________________________________________________

This First Amendment to Credit Agreement (this "First Amendment") is dated effective as of the 27th day of June, 2018 (the "Effective Date"), among SUPERIOR PIPELINE COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"), BOKF, NA dba Bank of Oklahoma, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and as a Lender, and the other Lenders signatory hereto. Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement (defined below).

R E C I T A L S:

A.The Borrower, the Administrative Agent and the Lenders signatory thereto are parties to that certain Credit Agreement dated as of May 10, 2018 (the "Credit Agreement").

B.The parties hereto desire to amend the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement in accordance with the requirements of Section 11.1 thereof as follows:

1.Initial Financial Statements. The definition of "Initial Financial Statements" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Initial Financial Statements" means (a) Borrower’s audited Consolidated annual financial statements as of December 31, 2018, and (b) Borrower’s unaudited quarterly Consolidated financial statements as of June 30, 2018.
2.Material Real Property. The definition of "Material Real Property" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Material Real Property" shall mean, on any date of determination, any Real Property owned in fee (whether acquired in a single transaction or in a series of related transactions and including, for the avoidance of doubt, rights of way, easements, servitudes and similar interests in Real Property) having a fair market value as reasonably estimated by the Borrower (including the fair market value of (a) any improvements owned by any Restricted Person and located thereon and (b) with respect to gathering systems and pipelines, any rights of way, easements, servitudes, fixtures, equipment, improvements, permits, records and other Real Property appertaining thereto) on such date of determination exceeding U.S.$10.0 million; provided that all Real Property (including, for the avoidance of doubt, rights of way, easements, servitudes and similar interests in Real Property) upon which any pipeline or gathering system is situated or projected to be situated shall be deemed to be Material Real Property if such pipeline or gathering system, as applicable, has a fair market value exceeding U.S.$10.0 million.

Additionally, Schedule 3.23 originally attached to the Credit Agreement is hereby replaced in its entirety with Schedule 3.23 attached to this Amendment.

3.Condition to Effectiveness. The effectiveness of this First Amendment is subject to satisfaction of each of the following condition precedent:

A.Execution of Amendment. The Administrative Agent shall have received a counterpart of this First Amendment duly executed by the Borrower and the Required Lenders.

The Administrative Agent will notify the Borrower and the Lenders when this Amendment has become effective.

4.Representations and Warranties. The Borrower restates, confirms and ratifies the warranties, covenants and representations set forth in the Credit Agreement as of the date of this First Amendment (except to the extent a representation or warranty is stated in the Credit Agreement to relate solely to an earlier date, in which case such representations and warranties will have been true and correct on and as of such earlier date), and further represents to the Administrative Agent and the Lenders that, as of the date hereof, no Event of Default exists under the Credit Agreement (including this First Amendment). The Borrower further represents and warrants to the Administrative Agent and the Lenders that:

A.Authority. The Borrower has all power and authority and has been duly authorized to execute, deliver and perform their obligations under the Credit Agreement (as amended by this First Amendment).

B.Binding Obligations; Enforceability. This First Amendment and the Credit Agreement (as amended by this First Amendment) are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

C.No Conflicts. The execution, delivery and performance of this First Amendment by the Borrower do not and will not (a) conflict with, result in a breach of any provision of (i) any Governmental Requirement, (ii) the Organizational Documents of any Restricted Person or (iii) any material agreement, mortgage, indenture, instrument, document, contract, judgment, license, order, permit or other obligation applicable to or binding upon any Restricted Person, (b) result in or require the creation or imposition of any Lien upon any assets, properties or revenues of any Restricted Person, except as expressly contemplated or permitted in the Loan Documents, or (c) except (i) as expressly contemplated in the Loan Documents and (ii) such as have been obtained or made and are in full force and effect, require any permit, consent, approval,

FIRST AMENEDMENT TO CREDIT AGREEMENT

authorization or order of, notice to or filing with, or other act by or in respect of, any Governmental Authority or any other Person.

5.	Miscellaneous

A.Effect of First Amendment. The terms of this First Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended by this First Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this First Amendment and the terms of the Credit Agreement, the terms of this First Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this First Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this First Amendment.

B.Ratification and Affirmation. The Borrower hereby acknowledges the terms of this First Amendment and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

C.Loan Documents. This First Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

D.Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma and any applicable laws of the United States of America in all respects, including construction, validity and performance.

E.Release. In consideration of the amendments contained herein, the Borrower hereby waives and releases the Administrative Agent and the Lenders from any and all claims and defenses, known or unknown, in each case, arising on or prior to the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

F.Counterparts; Facsimile. This First Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment. This First Amendment may be validly executed by facsimile or other electronic transmission.

G.Costs and Expenses. To the extent reimbursable by the Borrower pursuant to Section 9.1 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and the Lenders upon execution of this First Amendment for all reasonable out-of-pocket expenses (including reasonable attorney's fees and expenses) incurred in connection with the preparation, negotiation, execution and delivery of this First Amendment.
[Signature Page Follows]

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Required Lenders have caused this First Amendment to be duly executed and delivered effective as of the day and year first above written.

SUPERIOR PIPELINE COMPANY, L.L.C.,
as Borrower
By: /s/ Mark E. Schell
Name: Mark E. Schell
Title: Senior Vice President

Address:
8200 South Unit Drive
Tulsa, Oklahoma 74132
Attention: Mark E. Schell

Telephone: (918) 477-4507
Fax: (918) 496-6302

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as Administrative Agent, LC Issuer and a Lender
By: /s/ Matt Chase
Name: Matt Chase
Title: Senior Vice President

Address:    One Williams Center, 8th Floor
Tulsa, OK 74192

Telephone: (918) 588-6641
Fax: (918) 588-6880

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, NA,
as a Lender
By: /s/ Pace Doherty
Name:    Pace Doherty
Title:    Vice President

Address:    700 Louisiana, 13th Floor
Houston, TX 77002

Telephone: 713-247-6960
Fax: 713-247-7286

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender
By:     /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Vice President

Address:    333 Clay Street, Suite 4495
Houston, TX 77002

Telephone: 713-797-2140
Fax: 888-707-4162

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender
By: /s/ Kevin Utsey
Name:    Kevin Utsey
Title:    Managing Director

Address:    700 Louisiana, Suite 2100
Houston, TX 77002

Telephone: 713-546-9720
Fax: 713-223-4007

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH, as a Lender

By:     /s/ Trudy Nelson
Name:     Trudy Nelson
Title:     Authorized Signatory

By:     /s/ Donovan C. Broussard
Name:     Donovan C. Broussard
Title:     Authorized Signatory

Address:    1001 Fannin Street, Suite 4450
Houston, TX 77002

Telephone: 713-210-4103
Fax: 713-210-4129

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK,
as a Lender

By:     /s/ Jeffrey M. LaBauve
Name:    Jeffrey M. LaBauve
Title:    Vice President

Address:    1717 Main Street, 4th Floor
Dallas, TX 75021

Telephone: 214-462-4341
Fax: 214-462-4240

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:     /s/ Mark H. Wolf
Name:    Mark H. Wolf
Title:    Senior Vice President

Address:    2200 Post Oak Blvd.
Houston, TX 77056

Telephone: 713-993-8552
Fax:

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH, as a Lender

By:     /s/ Annie Dorval
Name:    Annie Dorval
Title:    Authorized Signatory

Address:    CM NY FGN
31 West 52nd Street, 19th Fl.
New York, NY 10019

Telephone: 416-982-7745
Fax:

SIGNATURE PAGE
TO FIRST AMENDMENT TO CREDIT AGREEMENT